EXHIBIT 99.2

                   Amendment to Pluto Share Exchange Agreement

This amendment to Pluto Share Exchange agreement changes Article 7.1 to read:

7.1 Closing. The Closing of this transaction shall be held at the offices of Cyco.Net, McClean Virginia, USA, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties, but in no event shall the Closing be later than November 15, 2004.

Signed: /s/ Richard Urrea                           Dated:  November 15, 2004
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        Cyco.Net, Inc.

Signed: /s/ Tom Adolfsen                            Dated:  November 15, 2004
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        Pluto Communications International AS